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        COMMON STOCK                                           COMMON STOCK
          NUMBERS                                                 SHARES


                                 DATA DIMENSIONS


INCORPORATED UNDER THE LAWS OF                               SEE REVERSE FOR
    THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS
                                                             CUSIP 237654 20 7

     ----------------------------------------------------------------------
          THIS CERTIFIES THAT




          is the record holder of
     ----------------------------------------------------------------------
              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.001 PER SHARE, OF

     ------------------------- DATA DIMENSIONS, INC. ----------------------

     transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:                   DATA DIMENSIONS, INC.
                                    CORPORATE
                                      SEAL
     /s/ William H. Parsons           1968             /s/ Larry W. Martin
         William H. Parsons         DELAWARE               Larry W. Martin
             SECRETARY                  *                     PRESIDENT

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     COUNTERSIGNED AND REGISTERED:
          AMERICAN STOCK TRANSFER AND TRUST COMPANY
               TRANSFER AGENT AND REGISTRAR

     BY

               AUTHORIZED SIGNATURE


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AMERICAN BANK NOTE COMPANY         FEB 7, 1996
3504 ATLANTIC AVENUE
SUITE 12                             042224fc
LONG BEACH, CA  90807
(310) 959-2333                     7B   NEW
(FAX) (310) 425-7450
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

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation of series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.


     The following abbreviations, when used in the inscription on the face fo this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

     UNIF GIFT MIN ACT -- ...............Custodian...............
                              (Cust)                   (Minor)
                          under Uniform Gifts to Minors
                          Act....................................
                                          (State)

     UNIF TRF MIN ACT  -- ..........Custodian (until age........)
                            (Cust)
                          ................under Uniform Transfers
                              (Minor)
                          to Minors Act..........................
                                                 (State)


     Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED,__________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________


_______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________________


                                        X ______________________________________


                                        X ______________________________________
                                          THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                              NOTICE:     WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.


Signature(s) Guaranteed




By____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17 Ad-15.

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AMERICAN BANK NOTE COMPANY         FEB 7, 1996
3504 ATLANTIC AVENUE
SUITE 12                             042224bk
LONG BEACH, CA  90807
(310) 989-2333
(FAX) (310) 426-7450                    NEW
----------------------------------------------